NEWS

For Release:      July 23, 2003

Contact:          Financial:    Joseph F. Morris
                                Senior Vice President, Chief Financial Officer and Treasurer
                                (215) 443-3612

                  Media:        David Kirk, APR
                                (610) 792-3329

Summary: Penn-America Group, Inc. (NYSE:PNG) reports record levels of total revenues, operating income and net income for the second quarter of 2003. Operating income increased 42.6 percent to $3.7 million or $0.25 per share (basic and diluted) for the second quarter of 2003.

Three Month Results

         HATBORO PA (July 23, 2003) -- Penn-America Group, Inc. (NYSE:PNG) today reported operating income of $3.7 million or $0.25 per share (basic and diluted) for the second quarter of 2003, compared with operating income of $2.6 million or $0.22 per share (basic and diluted) for the second quarter of 2002. Net income for the second quarter of 2003 was $4.0 million or $0.27 per share (basic and diluted) and included a net realized investment gain, after taxes, of $0.3 million or $0.02 per share (basic and diluted). Net income for the second quarter of 2002 was $1.9 million or $0.16 per share (basic and diluted) and included a net realized investment loss, after taxes, of $0.7 million or $0.06 per share (basic and diluted). Diluted weighted average shares outstanding increased 26.4 percent to 14,905,122 for the second quarter of 2003, primarily due to the issuance of 2,990,000 shares of common stock through a secondary public offering in December 2002.

         Gross written premiums increased 20.4 percent to $54.5 million in the second quarter of 2003, compared with $45.2 million for the same period in 2002. Net written premiums increased 18.7 percent to $45.9 million in the current quarter, compared with $38.7 million for the same period in 2002. The GAAP combined ratio for the second quarter of 2003 was 92.5, compared with 96.5 for the second quarter of 2002.
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Page 2/Penn-America Group, Inc. (NYSE: PNG) Second Quarter 2003 Results

         Commenting on the second quarter operating results, Jon S. Saltzman, president and CEO noted, "This quarter was the most profitable in the history of Penn-America. We recorded another quarter of double-digit percentage price increases and posted our seventh consecutive quarter of underwriting profitability. I am proud of the hard work and support of our employees and general agents. With the decline in investment yield, we must continue to produce superior underwriting results to achieve the long-term return on equity goals that we and our shareholders expect."

         Operating income, a non-GAAP financial measure, is calculated by subtracting net realized investment gain (loss), after taxes, from net income. The company uses operating income, among other measures, to evaluate its performance because the realization of net realized investment gains or losses in a given period is largely discretionary as to timing and could distort the comparability of results.

Six Month Results

         For the six months ended June 30, 2003, the company reported operating income of $6.8 million or $0.47 per basic share and $0.46 per diluted share compared with operating income of $4.6 million or $0.39 per share (basic and diluted) for the six months ended June 30, 2002. Net income for the first six months of 2003 was $7.6 million or $0.52 per basic share and $0.51 per diluted share and included a net realized investment gain of $0.8 million or $0.05 per share (basic and diluted). Net income for the first six months of 2002 was $3.7 million or $0.32 per basic share and $0.31 per diluted share and included a net realized investment loss of $0.9 million or $0.07 per basic share and $0.08 per diluted share.

         Gross written premiums increased 26.1 percent to $94.9 million for the six months ended June 30, 2003, compared with $75.3 million for the same period of 2002. Net written premiums increased 22.8 percent to $79.9 million for the six months ended June 30, 2003 compared with $65.1 million in the same period of 2002. The GAAP combined ratio for the six months ended June 30, 2003 was 93.7 compared with 98.0 in the same period of 2002.

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Page 3/Penn-America Group, Inc. (NYSE: PNG)
Second Quarter 2003 Results

Teleconference for Interested Parties

         Saltzman and Joe Morris, senior vice president, CFO and treasurer will conduct a teleconference for interested parties today at 11:00 a.m. Eastern Daylight Time. To participate, telephone (800) 230-1059 a few minutes before 11:00 a.m. and request the Penn-America conference call. A digital recording of the teleconference will be available from 2:00 p.m. today through 11:59 p.m. Eastern Daylight Time, Wednesday, July 30, 2003. To hear the recording, telephone (800) 475-6701 at any time during that period and use access code 689622. This conference call also will be broadcast live at www.penn-america.com, supplied by CCBN. To listen to the Web Cast, your computer must have Windows Media Player installed. If you do not have Windows Media Player, go to www.penn-america.com prior to the call, where it can be downloaded for free. An online replay also will be available approximately one hour after the call.

         Penn-America Group, Inc. (NYSE:PNG) is a specialty commercial property and casualty insurance holding company that markets and underwrites general liability, commercial property and multi-peril insurance for small businesses in small towns and rural areas through a select network of wholesale general agents in the excess and surplus lines marketplace.




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Page 4/Penn-America Group, Inc. (NYSE: PNG)
Second Quarter 2003 Results

Forward-Looking Information Certain information included in this news release and other statements or materials published or to be published by the company are not historical facts but are forward-looking statements including, but not limited to, such matters as anticipated financial performance, business prospects, technological developments, new and existing products, expectations for market segment and growth, and similar matters. In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the company provides the following cautionary remarks regarding important factors which, among others, could cause the company's actual results and experience to differ materially from the anticipated results or other expectations expressed in the company's forward-looking statements. The risks and uncertainties that may affect the operations, performance, results of the company's business, and the other matters referred to above include, but are not limited to: (1) risks inherent in establishing loss and loss adjustment expense reserves; (2) uncertainties relating to the financial ratings of the company's insurance subsidiaries; (3) uncertainties relating to government and regulatory policies;
(4) uncertainties arising from the cyclical nature of the company's business;
(5) changes in the company's relationships with, and the capacity of, its general agents; and (6) the risk that the company's reinsurers may not be able to fulfill their obligations to the company. For additional disclosure regarding potential risk factors, refer to documents filed by the company with the Securities and Exchange Commission, including the company's 2002 10-K.

Note:  Tables follow.














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

PENN-AMERICA GROUP, INC. AND SUBSIDIARIES (NYSE:PNG)
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except share data)

                                                 Three Months Ended                          Six Months Ended
                                       --------------------------------------     -------------------------------------
                                           6/30/03               6/30/02              6/30/03              6/30/02
                                       -----------------     ----------------     ----------------     ----------------

Revenues:
  Premiums earned                           $     36,295        $     27,234         $     70,660        $     50,217
  Net investment income                            3,244               2,925                6,457               5,758
  Net realized investment gain (loss)                431              (1,093)               1,145              (1,345)
                                       -----------------    ----------------     ----------------    ----------------
    Total revenues                                39,970              29,066               78,262              54,630
                                       -----------------    ----------------     ----------------    ----------------

Losses and expenses:
  Losses and loss adjustment expenses             22,185              17,364               44,197              32,650
  Amortization of deferred
   policy acquisition costs                        9,073               6,739               17,690              12,750
  Other underwriting expenses                      2,326               2,166                4,372               3,823
  Corporate expenses                                 234                 233                  419                 344
  Interest expense                                   409                  35                  713                  70
                                       -----------------    ----------------     ----------------    ----------------
    Total losses and expenses                     34,227              26,537               67,391              49,637
                                       -----------------    ----------------     ----------------    ----------------

Income before income tax                           5,743               2,529               10,871               4,993
Income tax expense                                 1,744                 647                3,298               1,325
                                       -----------------    ----------------     ----------------    ----------------

    Net income                              $      3,999        $      1,882         $      7,573        $      3,668
                                       =================    ================     ================    ================

Operating income                                   3,714               2,604                6,817               4,556
Net realized investment gain (loss),
   after taxes                                       285                (722)                 756                (888)
                                       -----------------    ----------------     ----------------    ----------------
    Net income                              $      3,999        $      1,882         $      7,573        $      3,668
                                       =================    ================     ================    ================

Basic income per share:
Operating income                            $       0.25        $       0.22         $       0.47        $       0.39
Net realized investment gain (loss),
  after taxes                                       0.02               (0.06)                0.05               (0.07)
                                       -----------------    ----------------     ----------------    ----------------
    Net income                              $       0.27        $       0.16         $       0.52        $       0.32
                                       =================    ================     ================    ================

Diluted income per share:
Operating income                            $       0.25        $       0.22         $       0.46        $       0.39
Net realized investment gain (loss),
  after taxes                                       0.02               (0.06)                0.05               (0.08)
                                       -----------------    ----------------     ----------------    ----------------
    Net income                              $       0.27        $       0.16         $       0.51        $       0.31
                                       =================    ================     ================    ================

Cash dividend per share                     $    0.04375        $    0.03875         $    0.08750        $    0.07708

Weighted average shares outstanding:
  Basic                                       14,636,147          11,574,913           14,613,746          11,555,944
  Diluted                                     14,905,122          11,791,719           14,852,142          11,754,854


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

PENN-AMERICA GROUP, INC. AND SUBSIDIARIES (NYSE:PNG)
SELECTED CONSOLIDATED FINANCIAL DATA
(In thousands, except ratios)


INSURANCE PERFORMANCE DATA
--------------------------

                                                  Three Months Ended                        Six Months Ended
                                          -----------------------------------    -------------------------------------
                                               6/30/03            6/30/02             6/30/03             6/30/02
                                          ----------------   ----------------    -----------------   -----------------

Gross written premiums                     $       54,463     $       45,222       $       94,859      $       75,252
Net written premiums                               45,926             38,693               79,924              65,072

GAAP ratios:
   Loss ratio                                        61.1               63.8                 62.5                65.0
   Expense ratio                                     31.4               32.7                 31.2                33.0
                                          ----------------   ----------------    -----------------   -----------------
   Combined ratio                                    92.5               96.5                 93.7                98.0

Statutory ratios:
   Loss ratio                                        61.1               63.8                 62.5                65.0
   Expense ratio                                     29.3               29.4                 29.9                30.4
                                          ----------------   ----------------    -----------------   -----------------
   Combined ratio                                    90.4               93.2                 92.4                95.4



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


PENN-AMERICA GROUP, INC. AND SUBSIDIARIES (NYSE:PNG)
SELECTED CONSOLIDATED FINANCIAL DATA
(In thousands, except share data)

SELECTED BALANCE SHEET DATA

                                                           June 30, 2003           December 31, 2002
                                                         ------------------      --------------------

Investments and cash:
  Fixed maturities:
    Available for sale                                      $      283,893           $       246,583
    Held to maturity                                                 1,276                     1,963
  Equity securities                                                 12,000                    18,625
  Cash and cash equivalents                                         14,871                     9,796
                                                         ------------------      --------------------
                                                            $      312,040           $       276,967
                                                         ==================      ====================


Reinsurance recoverable                                     $       29,582           $        27,843

Total assets                                                       394,577                   347,239

Unpaid losses and loss adjustment
  expenses                                                         148,205                   137,747

Unearned premiums                                                   76,659                    65,365

Total liabilities                                                  268,699                   230,644

Total stockholders' equity                                         125,878                   116,595

Total shares outstanding                                        14,708,980                14,572,098

Book value per share                                        $         8.56           $          8.00

Statutory surplus                                           $      116,760           $       110,222

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

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

PENN-AMERICA GROUP, INC. AND SUBSIDIARIES (NYSE:PNG)
SELECTED CONSOLIDATED FINANCIAL DATA
(In thousands, except ratios)

SUPPLEMENTARY DATA BY LINE OF BUSINESS
--------------------------------------

                                                         Six Months Ended June 30, 2003
                                                         ------------------------------

                                                 Net                   Net               Loss
                                               Written               Earned             and LAE
                                               Premiums             Premiums             Ratio
                                               --------             --------             -----

Core commercial lines of business:
Property1                                   $     34,225          $    32,496                55.3
Casualty2                                         45,717               38,161                63.7
                                            -------------        -------------        ------------
    Total core commercial                         79,942               70,657                59.8
Exited lines3                                        (18)                   3                   *
                                            -------------        -------------        ------------
    Total                                   $     79,924          $    70,660                62.5
                                            =============        =============        ============


                                                         Six Months Ended June 30, 2002
                                                         ------------------------------

                                                 Net                   Net               Loss
                                               Written               Earned             and LAE
                                               Premiums             Premiums             Ratio
                                               --------             --------             -----

Core commercial lines of business:
Property1                                   $     30,564          $    24,120                56.2
Casualty2                                         34,475               26,084                73.0
                                            -------------        -------------        ------------
    Total core commercial                         65,039               50,204                64.9
Exited lines3                                         33                   13                   *
                                            -------------        -------------        ------------
    Total                                   $     65,072          $    50,217                65.0
                                            =============        =============        ============




1 Property consists of special property and commercial multi-peril property lines of business.

2 Casualty consists of other and product liability and commercial multi-peril liability lines of business.

3 Exited lines consist of commercial and personal automobile lines of business previously exited by the Company. *Not meaningful.






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

PENN-AMERICA GROUP, INC. AND SUBSIDIARIES (NYSE:PNG)
SELECTED CONSOLIDATED FINANCIAL DATA
(In thousands, except ratios)

SUPPLEMENTARY DATA BY LINE OF BUSINESS

                                                      Three Months Ended June 30, 2003
                                                      --------------------------------

                                                 Net                   Net               Loss
                                               Written               Earned             and LAE
                                               Premiums             Premiums             Ratio
                                               --------             --------             -----

Core commercial lines of business:
Property1                                   $     18,850          $    16,225                48.5
Casualty2                                         27,079               20,064                63.4
                                            -------------        -------------        ------------
   Total core commercial                          45,929               36,289                56.8
Exited lines3                                         (3)                   6                   *
                                            -------------        -------------        ------------
   Total                                    $     45,926          $    36,295                61.1
                                            =============        =============        ============


                                                      Three Months Ended June 30, 2002
                                                      --------------------------------

                                                 Net                   Net               Loss
                                               Written               Earned             and LAE
                                               Premiums             Premiums             Ratio
                                               --------             --------             -----

Core commercial lines of business:
Property1                                   $     18,067          $    12,963                39.8
Casualty2                                         20,573               14,263                85.3
                                            -------------        -------------        ------------
   Total core commercial                          38,640               27,226                63.6
Exited lines3                                         53                    8                   *
                                            -------------        -------------        ------------
   Total                                    $     38,693          $    27,234                63.8
                                            =============        =============        ============




1 Property consists of special property and commercial multi-peril property lines of business.

2 Casualty consists of other and product liability and commercial multi-peril liability lines of business.

3 Exited lines consist of commercial and personal automobile lines of business previously exited by the Company. *Not meaningful.